ACCOUNTS RECEIVABLE - Summary of Accounts Receivable (Details) (USD $) In Thousands, unless otherwise specified	Dec. 30, 2012	Jan. 01, 2012
Current:
Trade receivables	$ 100,420	$ 111,398
Less allowance for doubtful accounts	(2,312)	(3,230)
Net trade receivables	98,108	108,168
Other receivables	6,405	5,235
Total current receivables	$ 104,513	$ 113,403